U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 1, 2014 (July 31, 2014)

EMERITUS CORPORATION

(Exact name of registrant as specified in charter)

Washington	1-14012	91-1605464
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3131 Elliott Avenue, Suite 500

Seattle, Washington 98121

(Address of principal executive offices) (Zip Code)

(206) 298-2909

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introduction.

On July 31, 2014, Emeritus Corporation, a Washington corporation (“Emeritus”), completed the previously announced merger contemplated by that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of February 20, 2014, by and among Emeritus, Brookdale Senior Living Inc., a Delaware corporation (“Brookdale”), and Broadway Merger Sub Corporation, a Delaware corporation (“Merger Sub”) and wholly owned subsidiary of Brookdale. Pursuant to the Merger Agreement, Merger Sub merged with and into Emeritus (the “Merger”), with Emeritus continuing as the surviving corporation in the Merger and a wholly owned subsidiary of Brookdale.

Pursuant to the Merger Agreement, at the Effective Time (as defined in the Merger Agreement): (i) each share of common stock, par value $0.0001 per share (“Emeritus Common Stock”), of Emeritus outstanding immediately prior to the Effective Time (other than shares (x) held by Brookdale or Emeritus or any of their wholly owned subsidiaries or (y) with respect to which appraisal rights were properly demanded and not withdrawn under Washington law) was automatically cancelled and converted into the right to receive consideration equal to 0.95 (the “Exchange Ratio”) of a share of common stock, par value of $0.01, of Brookdale (“Brookdale Common Stock”), with cash paid in lieu of fractional shares; (ii) each share of Emeritus restricted stock outstanding immediately prior to the Effective Time, whether or not then vested, became fully vested and was treated as a share of Emeritus Common Stock, and was cancelled and converted in the same way as all other outstanding shares of Emeritus Common Stock, as described above; and (iii) each Emeritus stock option outstanding immediately prior to the Effective Time was automatically cancelled and converted into the right of the holder to receive a number of whole shares of Brookdale Common Stock, determined by (A) multiplying (x) the total number of shares subject to Emeritus stock option by (y) an amount equal to the “Applicable Closing Price,” less the exercise price per share for such option, and (B) dividing such amount by the ten-day volume weighted average closing price of Brookdale Common Stock (the “VWAP”). The number of shares of Brookdale Common Stock issued to holders of Emeritus stock options and to certain electing holders of Emeritus restricted stock was reduced to cover the minimum amount of any applicable tax withholdings. Emeritus stock options with an exercise price that was equal to or greater than the “Applicable Closing Price” were terminated and ceased to be outstanding, without any payment of consideration. The “Applicable Closing Price” for purposes of the Merger Agreement is calculated by multiplying the VWAP by the Exchange Ratio.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which was attached as Exhibit 2.1 to Emeritus’ Current Report on Form 8-K filed with the SEC on February 21, 2014, and the terms of which are incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the Introduction is incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 31, 2014, in connection with the completion of the Merger, Emeritus notified the New York Stock Exchange (the “NYSE”) that trading in Emeritus Common Stock should be suspended and the listing of Emeritus Common Stock on the NYSE should be removed, in each case prior to market open on July 31, 2014. In addition, Emeritus requested that the NYSE file with the Securities and Exchange Commission (the “SEC”) an application on Form 25 to delist and deregister Emeritus Common Stock under Section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”), as amended (which Form 25 was filed on July 31, 2014). Emeritus intends to file with the SEC a Form 15 with respect to Emeritus Common Stock, requesting that Emeritus Common Stock be deregistered under the Exchange Act, and that the reporting obligations of Emeritus with respect to Emeritus Common Stock under Sections 13(a) and 15(d) of the Exchange Act be suspended.

Item 3.03. Material Modification to Rights of Security Holders.

The disclosure set forth in the Introduction and Item 3.01 are incorporated herein by reference.

Item 5.01. Changes in Control of Registrant.

Pursuant to the Merger Agreement, at the Effective Time, Emeritus became a wholly owned subsidiary of Brookdale and, accordingly, a change in control of Emeritus occurred. The disclosure set forth in the Introduction and Item 5.02 is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Merger, at the Effective Time, each of the individuals serving as directors and officers of Emeritus ceased serving in such capacities.

In addition, following the Effective Time, (i) T. Andrew Smith, Brookdale’s Chief Executive Officer, Mark W. Ohlendorf, Brookdale’s President and Chief Financial Officer, and Bryan D. Richardson, Brookdale’s Executive Vice President and Chief Administrative Officer, became the directors of Emeritus, and (ii) Messrs. Smith, Ohlendorf and Richardson and Kristin A. Ferge, Brookdale’s Executive Vice President, Chief Accounting Officer and Treasurer, became the executive officers of Emeritus (as Chief Executive Officer, President and Chief Financial Officer, Executive Vice President and Executive Vice President and Treasurer, respectively). The biographical information with respect to Messrs. Smith, Ohlendorf and Richardson and Ms. Ferge contained in the Definitive Proxy Statement on Schedule 14A for the 2014 Annual Meeting of Stockholders of Brookdale filed with the SEC on June 6, 2014 is incorporated by reference herein.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the Merger, at the Effective Time, the Restated Articles of Incorporation of Emeritus and the Restated Bylaws of Emeritus were each amended in their entirety and as so amended became the Restated Articles of Incorporation of Emeritus and the Amended and Restated Bylaws of Emeritus.

Copies of the Restated Articles of Incorporation of Emeritus and the Amended and Restated Bylaws of Emeritus are filed as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

3.1	Restated Articles of Incorporation of Emeritus Corporation.

3.2	Amended and Restated Bylaws of Emeritus Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

August 1, 2014

EMERITUS CORPORATION

By:	/s/ Chad C. White
Name: Chad C. White
Title: Vice President and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description

3.1	Restated Articles of Incorporation of Emeritus Corporation.

3.2	Amended and Restated Bylaws of Emeritus Corporation.